EXHIBIT 10.10

RHINO RESOURCE PARTNERS LP

CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

This Contribution, Conveyance and Assumption Agreement, dated as of [•], 2010 (this “Agreement”), is entered into by and among Rhino Resource Partners LP, a Delaware limited partnership (the “Partnership”); Rhino GP LLC (formerly CAM GP LLC), a Delaware limited liability company (“GP”); Rhino Energy LLC, a Delaware limited liability company (“Operating Company”); Rhino Energy Holdings LLC, a Delaware limited liability company (“Holdings”); Artis Investors LLC, a Delaware limited liability company (“Artis”), Solitair LLC, a Delaware limited liability company (“Solitair”), Valentis Investors LLC, a Delaware limited liability company (“Valentis”), Taurus Investors LLC, a Delaware limited liability company (“Taurus”), Callidus Investors LLC, a Delaware limited liability company (“Callidus”), Wexford Spectrum Fund, L.P., a Delaware limited partnership (“Spectrum”), Wexford Spectrum Fund Liquidating LLC, a Delaware limited liability company (“Liquidating”), Wexford Offshore CAM Preferred Corp., a Delaware corporation (“Preferred Corp”), Wexford Offshore CAM Common Corp., a Delaware corporation (“Common Corp”), Wexford Partners Investment Co. LLC, a [Delaware] limited liability company (“Investment” and together with Artis, Solitair, Valentis, Taurus, Callidus, Spectrum, Liquidating, Preferred Corp and Common Corp, the “Wexford Funds”); Peter Savitz (Peter Savitz and Wexford Funds collectively, “Rhino Owners”); CD Holding Company LLC, a [Delaware] limited liability company, Jacobs Holdings LLC, a [Delaware] limited liability company, Robert Holtz, Mark D. Zand, Jay L. Maymudes, Jack Doyle, Arthur H. Amron, Kenneth Rubin, Frederick Simon, John Sites and Kitty Capital LLC, a limited liability company (collectively, the “GP Owners”); and Wexford Capital LP, a Connecticut limited partnership (“Wexford”).  The above-named entities and individual are sometimes referred to as “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Holdings and GP have formed the Partnership pursuant to the Delaware Revised Uniform Limited Partnership Act for the purposes set forth in the Agreement of Limited Partnership of the Partnership dated April 19, 2010 (the “Original LPA”).

WHEREAS, each of the following actions has been taken prior to the date hereof:

1.     The Rhino Owners [and, directly or indirectly, the GP Owners] have formed Holdings under the terms of the Delaware Uniform Limited Liability Company Act (the “Delaware LLC Act”) to which they have [contributed][committed to contribute] $[83,414,572] in the aggregate in exchange for all of the limited liability company interests in Holdings, pro rata.

2.     The GP Owners have formed and reinstated GP under the terms of the Delaware LLC Act to which they committed to contribute $1,000 in the aggregate in exchange for all of the limited liability company interests in GP, pro rata.

3.     GP and the Organizational Limited Partner have formed the Partnership to which GP committed to contribute $20 and Organizational Limited Partner committed to contributed  $980 in exchange for a 2% general partner interest and a 98% limited partner interest (the “Initial LP Interest”), respectively, in the Partnership.

WHEREAS, pursuant hereto, each of the following actions will occur at the times specified hereinafter:

1.     Each of the Rhino Owners will contribute its respective limited liability company interest in the Operating Company to Holdings in exchange for limited liability company interests in Holdings corresponding to such Rhino Owner’s limited liability company interests in the Operating Company so contributed.

2.     Each of the GP Owners will contribute its respective limited liability company interest in the Operating Company and/or cash (the “GP Contribution”) to GP.

3.     GP will contribute the GP Contribution to the Partnership in exchange for the continuation of its prior 2% general partner interest in the Partnership.

4.     Holdings will convey its limited liability company interest in the Operating Company to the Partnership in exchange for (a) Sponsor Subordinated Units, (b) Sponsor Common Units and (c) the right to receive the Deferred Issuance and Distribution.

5.     The Initial LP Interest held by the Organizational Limited Partner will be redeemed and the initial capital contributions of GP and the Organizational Limited Partner shall thereupon be refunded, as the case may be.

6.     In connection with the Offering, the public, through the Underwriters, will contribute cash to the Partnership pursuant to the Underwriting Agreement, net of the Underwriters’ Discount, in exchange for Common Units.

7.     The Partnership will (a) pay expenses incurred in connection with the Offering, estimated at $2.0 million (excluding the Underwriters’ Discount), and (b) contribute the remainder of the proceeds (the “Net Proceeds”) to the Operating Company as a capital contribution.

8.     The Operating Company will use the Net Proceeds to repay indebtedness outstanding under the Credit Facility.

WHEREAS, each of the Parties and the stockholders, members or partners of the Parties, as the case may be, have taken all corporate, partnership, limited liability company or other action, as the case may be, required to be taken to approve the transactions contemplated by this Agreement; and

WHEREAS, the Partnership may adjust upward or downward the number of Firm Units to be offered to the public through the Underwriters.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

The following defined terms will have the meaning given below:

“Common Unit” means a common unit representing a limited partner interest in the Partnership having the rights set forth in the LP Agreement.

“Credit Facility” means the Credit Agreement by and among CAM Holdings LLC (n/k/a Rhino Energy LLC) and the Guarantors party thereto and the Lenders party thereto and PNC Bank, National Association, as administrative agent, and PNC Capital Markets and National City Bank, as joint lead arrangers, and Wachovia Bank, National Association, Royal Bank of Canada, and Raymond James Bank, FSB, as co-documentation agents, dated as of August 30, 2006, as amended.

“Deferred Issuance and Distribution” has the meaning set forth in the LP Agreement.

“Effective Time” means the [Closing Time] as set forth in the Underwriting Agreement.

“Firm Units” means the Common Units to be sold to the Underwriters pursuant to the terms of the Underwriting Agreement, but does not include any Option Units.

“IDRs” means the incentive distribution rights of the Partnership having the rights set forth in the LP Agreement.

“LP Agreement” means the First Amended and Restated Operating Agreement of the Partnership, substantially in the form attached as Appendix A to the Registration Statement.

“Option Units” means the Common Units that the Partnership will agree to issue upon exercise of the Over-Allotment Option.

“Organizational Limited Partner” has the meaning set forth in the LP Agreement.

“Over-Allotment Option” means a number of Common Units equal to 15% of the Firm Units, which the Partnership will agree to sell to the Underwriters, at their option, to cover over-allotments in connection with the Offering.

“Registration Statement” means the Registration Statement on Form S-1 initially filed on May 5, 2010 with the Securities and Exchange Commission (Registration No. 333-166550), as amended.

“Sponsor Common Units” means 8,647,000 Common Units, provided that if the Partnership increases the number of Firm Units, the Sponsor Common Units will be decreased by a number of Common Units equal to 115% (to accommodate the corresponding increase in the number of Option Units and Deferred Issuance and Distribution) of such increase and if the Partnership decreases the number of Common Units offered to the public through the

Underwriters, the Sponsor Common Units will be increased by a number of Common Units equal to 115% of such decrease.

“Sponsor Subordinated Units” means 12,397,000 Subordinated Units.

“Subordinated Unit” means a subordinated unit representing a limited partner interest in the Partnership having the rights set forth in the LP Agreement.

“Underwriters” means the underwriting syndicate listed in the Underwriting Agreement.

“Underwriters’ Discount” means the Underwriters’ discount as set forth in the Underwriting Agreement.

“Underwriting Agreement” means a firm commitment underwriting agreement to be entered into among the Partnership, the GP, the Operating Company and the Underwriters named in the Registration Statement, in substantially the form attached as Exhibit 1.1 to the Registration Statement.

ARTICLE II

CONTRIBUTIONS

After the execution of the Underwriting Agreement and immediately prior to the Effective Time, the following contributions shall be completed in the order set forth below.

Section 2.1            Contribution of Interests in the Operating Company by Rhino Owners.  Except with respect to the limited liability company interests in the Operating Company held by the GP Owners that are referenced in Section 1.2, each of the Rhino Owners hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to Holdings, its successors and assigns, for its and their own use forever, all of its limited liability company interests in the Operating Company in exchange for a pro rata limited liability company interest in Holdings, and Holdings hereby accepts such limited liability company interests in the Operating Company (together, the “Holdings Contribution”) as a contribution to the capital of Holdings.

Section 2.2            Contribution of Interests in the Operating Company by GP Owners.  Each of the GP Owners hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to GP, its successors and assigns, for its and their own use forever, all of its limited liability company interests in the Operating Company and in the case of Kitty Capital LLC, Jack Doyle and John Sites, cash payments in the amount of [       ], [        ] and [        ], respectively, in exchange for a limited liability company interest in GP, and GP hereby accepts such limited liability company interests in the Operating Company and cash payments (together, the “GP Contribution”) as a contribution to the capital of GP.

ARTICLE III

ADDITIONAL CONTRIBUTIONS AND TRANSACTIONS

Concurrently with the Effective Time, the following additional contributions and transactions shall be completed in the order set forth below.

Section 3.1            Execution of LP Agreement.  The Organizational Limited Partner and GP shall amend and restate the Original LPA by executing the LP Agreement in substantially the form included as Appendix A to the Registration Statement, with such changes as are necessary to reflect any adjustment to the number of Firm Units and Option Units as the Partnership may agree with the Underwriters and such other changes as the Partnership, the GP and the Organizational Limited Partner may agree.

Section 3.2            Contribution of Interests in the Operating Company by GP.   GP hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers the GP Contribution to the Partnership, its successors and assigns, for its and their own use forever, and the Partnership hereby accepts the GP Contribution in exchange for (a) the continuation of GP’s 2% general partner interest in the Partnership and (b) the issuance of IDRs.

Section 3.3            Contribution of Interests in the Operating Company by Holdings.   Holdings hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers the Holdings Contribution to the Partnership, its successors and assigns, for its and their own use forever, and the Partnership hereby accepts the Holdings Contribution in exchange for (a) Sponsor Common Units, (b) Sponsor Subordinated Units and (c) the right to receive the Deferred Issuance and Distribution.

Section 3.4            Redemption of Initial LP Interest.  The Initial LP Interest held by the Organizational Limited Partner shall be redeemed and the initial capital contributions of GP and the Organizational Limited Partner shall thereupon be refunded, as the case may be.

Section 3.5            Execution of Registration Rights Agreement.  Holdings and the Partnership shall execute the registration rights agreement, in substantially the form attached as Exhibit 4.1 to the Registration Statement, pursuant to which the Partnership shall agree to register with the Securities and Exchange Commission certain limited partner interests in the Partnership in accordance with the terms provided therein.

Section 3.6            Underwriter Cash Contribution.  The Parties acknowledge that the Partnership is undertaking the Offering, and the Underwriters will, pursuant to the Underwriting Agreement, agree to make a capital contribution to the Partnership of an amount determined pursuant to the terms of the Underwriting Agreement in exchange for the issuance by the Partnership to the Underwriters of the Firm Units.

Section 3.7            Payment of Expenses and Cash Contribution by the Partnership.  The Parties acknowledge an intention for (a) the payment by the Partnership of expenses incurred in connection with the Offering of approximately $2.0 million (excluding the Underwriters’ Discount) and (b) the contribution by the Partnership of the Net Proceeds to the Operating Company as a capital contribution, all of which will be used to repay indebtedness outstanding under the Credit Facility.

ARTICLE IV

DEFERRED ISSUANCE AND DISTRIBUTION

Upon the earlier to occur of the expiration of the Over-Allotment Option period or the exercise in full of the Over-Allotment Option, the Partnership shall issue to Holdings a number of additional Common Units that is equal to the excess, if any, of (a) the total number of Option Units over (b) the aggregate number of Common Units, if any, actually purchased by and issued to the Underwriters pursuant to the exercise(s) of the Over-Allotment Option.  Upon each exercise of the Over-Allotment Option, the Partnership shall distribute to Holdings an amount of cash equal to the proceeds therefrom net of the Underwriters’ Discount of each such exercise.

ARTICLE V

MISCELLANEOUS

Section 5.1            Effective Time.  Notwithstanding anything contained in this Agreement to the contrary, the provisions of Articles II, III and IV and Section 5.2 shall not be binding or have any effect until the Partnership executes the Underwriting Agreement, at which time all such provisions shall be effective and operative without further action by any Party.

Section 5.2            Further Assurances.  From time to time, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and to do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (a) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, (b) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended to be so and (c) more fully and effectively carry out the purposes and intent of this Agreement.

Section 5.3            Successors and Assigns.  The Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

Section 5.4            No Third Party Rights.  The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

Section 5.5            Severability.  If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement.  Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

Section 5.6            Entire Agreement.  This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to the subject matter of this Agreement and such instruments. This Agreement and such instruments contain the entire understanding of the Parties with respect to the subject matter hereof and thereof. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the Parties after the date of this Agreement.

Section 5.7            Amendment or Modification.  This Agreement may be amended or modified at any time or from time to time only by a written instrument, specifically stating that such written instrument is intended to amend or modify this Agreement, signed by each of the Parties.

Section 5.8            Applicable Law; Forum, Venue and Jurisdiction.

(a)           This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflict of law principles thereof.

(b)           Each of the Parties:

(i)            irrevocably agrees that any claims, suits, actions or proceedings arising out of or relating in any way to this Agreement shall be exclusively brought in the Court of Chancery of the State of Delaware;

(ii)           irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware in connection with any such claim, suit, action or proceeding;

(iii)          agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of the Court of Chancery of the State of Delaware or of any other court to which proceedings in the Court of Chancery of the State of Delaware may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum or (C) the venue of such claim, suit, action or proceeding is improper;

(iv)          expressly waives any requirement for the posting of a bond by a party bringing such claim, suit, action or proceeding; and

(v)           consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such services shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (v) hereof shall affect or limit any right to serve process in any other manner permitted by law.

Section 5.9            Headings.  All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. All references herein to Articles and Sections shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, and not to any particular provision of this Agreement. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation”, “but not limited to”, or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

Section 5.10           Counterparts.  This Agreement may be executed in any number of counterparts with the same effect as if all Parties had signed the same document.  All counterparts shall be construed together and shall constitute one and the same instrument.  The delivery of an executed counterpart copy of this Agreement by facsimile or electronic transmission in PDF format shall be deemed to be the equivalent of delivery of the originally executed copy thereof.

Section 5.11           Deed; Bill of Sale; Assignment.  To the extent required and permitted by applicable law, this Agreement shall also constitute a “deed,” “bill of sale” or “assignment” of the assets and interests referenced herein.

IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties as of the date first written above.

RHINO RESOURCE PARTNERS LP

By: Rhino GP LLC, its general partner

By:
David G. Zatezalo
President and Chief Executive Officer

RHINO GP LLC

By:
David G. Zatezalo
President and Chief Executive Officer

RHINO ENERGY LLC

By:	Wexford Capital LP, its Manager
	By:	Wexford GP LLC, its General Partner

By:
Arthur H. Amron
Partner and Secretary

RHINO ENERGY HOLDINGS LLC

By:	Wexford Capital LP, its Manager
	By:	Wexford GP LLC, its General Partner

By:
Arthur H. Amron
Partner and Secretary

SIGNATURE PAGE

CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

ARTIS INVESTORS LLC

By:
Arthur H. Amron
Vice President and Assistant Secretary

SOLITAIR LLC

By:
Arthur H. Amron
Vice President and Assistant Secretary

VALENTIS INVESTORS LLC

By:
Arthur H. Amron
Vice President and Assistant Secretary

TAURUS INVESTORS LLC

By:
Arthur H. Amron
Vice President and Assistant Secretary

CALLIDUS INVESTORS LLC

By:
Arthur H. Amron
Vice President and Assistant Secretary

SIGNATURE PAGE

CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

WEXFORD SPECTRUM FUND, L.P.

By:	Wexford Spectrum Advisors LLC, its General Partner

By:
Arthur H. Amron
Vice President and Assistant Secretary

WEXFORD SPECTRUM FUND LIQUIDATING LLC

By:
Arthur H. Amron
Vice President and Assistant Secretary

WEXFORD OFFSHORE CAM PREFERRED CORP.

By:
Arthur H. Amron
Vice President and Assistant Secretary

WEXFORD OFFSHORE CAM COMMON CORP.

By:
Arthur H. Amron
Vice President and Assistant Secretary

SIGNATURE PAGE

CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

WEXFORD PARTNERS INVESTMENT CO.

By:
[Arthur H. Amron]
[Vice President and Assistant Secretary]

PETER SAVITZ

CD HOLDING COMPANY LLC

By:
[Name]
[Title]

JACOBS HOLDINGS LLC

By:
[Name]
[Title]

ROBERT HOLTZ

MARK D. ZAND

SIGNATURE PAGE

CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

JAY L. MAYMUDES

JACK DOYLE

ARTHUR H. AMRON

KENNETH RUBIN

FREDERICK SIMON

JOHN SITES

SIGNATURE PAGE

CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

KITTY CAPITAL LLC

By:
[Name]
[Title]

WEXFORD CAPITAL LP

By:	Wexford GP LLC, its General Partner

By:
Arthur H. Amron
Partner and Secretary

SIGNATURE PAGE

CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT